Exhibit 10.22


                               FIRST AMENDMENT TO
                               ------------------
                               SEVERANCE AGREEMENT
                               -------------------

         This FIRST AMENDMENT TO SEVERANCE AGREEMENT (this "First Amendment") is made and entered into as of this 29th day of April, 2002 and amends that certain Severance Agreement (the "Agreement") effective as of January 1, 2002 by and between HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC., a Florida corporation ("HNS", or the "COMPANY") and STEVEN POMERANTZ, an individual ("Pomerantz").

         Terms used herein but not defined herein shall have the meanings given them in the Agreement

         WHEREAS, the parties to the Agreement desire to amend such Agreement as set forth in this First Amendment.

         NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

         1. Section 3.3 is hereby amended and restated in its entirety to read as follows:


         "The parties hereto acknowledge and agree that (i) the Company owes Pomerantz $23,443 for base salary and bonus accrued but not paid during the fiscal year ending December 31, 2001 (the "Back Pay") and (ii) Employer shall pay to Employee the Back Pay in twelve equal monthly installments of $1,953.58 commencing May 1, 2002."

         2. All other terms and provisions of the Agreement remain in full force and effect.

         3. This First Amendment may be executed in any number of counterparts. All executed counterparts shall constitute one agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the HNS and Pomerantz have executed this First Amendment to Severance Agreement as of the day and year first above written.



                                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.


                                 By:   /s/Christopher Tisi
                                      ---------------------------------------
                                 Name: Christopher Tisi
                                 Title:







                                 /s/Steven Pomerantz
                                 ---------------------------------------------
                                 Steve Pomerantz




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